2nd Quarter 2007 Earnings Conference Call



James R. Moffett
Chairman of the Board

Richard C. Adkerson
Chief Executive Officer

Timothy R. Snider
President and Chief Operating Officer

Kathleen L. Quirk
Executive Vice President and Chief Financial Officer

www.fcx.com

July 25, 2007

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding projected ore grades and milling rates, projected sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold and molybdenum price changes, the impact of changes in deferred intercompany profits on earnings, projected debt and cash balances, and the impact of purchase accounting, including on production costs and depreciation, depletion and amortization expenses. Accuracy of the forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the forward-looking statements more frequently than quarterly. This presentation includes forward looking statements regarding geologic resources not included in reserves. The geologic resources described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated geologic resources not included in reserves will become proven and probable reserves. Additionally, important factors that might cause future results to differ from these projections include mine sequencing, production rates, industry risks, commodity prices, political risks, weather-related risks, labor relations, currency translation risks and other factors described in FCX's Quarterly Report on Form 10-Q for the three months ended March 31, 2007, filed with the Securities and Exchange Commission (SEC).

This presentation also contains certain financial measures such as unit net cash costs (credits) per pound of copper and unit net cash costs per pound of molybdenum. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are available in our internet web site www.fcx.com.

2Q07 Highlights

Cu Au Mo

Sales Data	2Q06	2Q07
Copper		
Consolidated Volumes *(mm lbs)*	220	1,010[1]
Average Realization *(per lb)*	$3.33	$3.33[2]
Gold		
Consolidated Volumes *(000's ozs)*	278	913
Realization *(per oz)*	$614	$658
Molybdenum		
Consolidated Volumes *(mm lbs)*	N/A	15[1]
Realization *(per lb)*	N/A	$24.83
Financial Results *(in millions, except per share amounts)*		
Revenues	$1,426	$5,807
Net Income	$367	$1,104[3]
Diluted Earnings Per Share	$1.74	$2.62[3]
Operating Cash Flows	$500	$2,081
Capital Expenditures[4]	$58	$530

(1) Excludes purchased products

(2) Includes impacts from PD's historical hedging of 13¢/lb

(3) Includes net charges totaling $377 mm (85¢/share), including charges of $80 mm (18¢/share) to mark-to-market PD's copper price protection program, $168 mm (38¢/share) for purchase accounting impacts related to inventory charges, $117 mm (26¢/share) for purchase accounting impacts related to PP&E, $35 mm (8¢/share) for early extinguishment of debt, and a gain of $23 mm (5¢/share) on the sale of marketable equity securities.

(4) Includes capitalized interest

Preliminary Purchase Accounting Allocation (1)

Cu Au Mo

($ in billions)

Historical Book Value	**$ 8.2**
Step-up in Assets	**16.1**
Deferred Tax on Step-up	**(5.5)**
Goodwill	**7.0**
Purchase Price	**$25.8**

Step-up in Assets Breakdown


PP&E
$14.4
$1.7
Inventories &
Stockpiles

Purchase Accounting Impacts (2)

($ in millions)	1Q07	2Q07	3Q07e	4Q07e	2007e
Incremental Production Costs (Inventory Impact)	$ 96	$268	$100	$ 40	$ 504
Incremental DD&A	28	186	200	210	624
Total	$124	$454	$300	$250	$1,128
Impact to Net Income	*$ 79*	*$285*	*$189*	*$158*	*$ 711*

(1) The final valuation of assets acquired and liabilities assumed is not complete and the net adjustments to those values will result in changes to goodwill and other carrying amounts assigned to assets and liabilities based on the preliminary analyses.

(2) These amounts do not affect cash flows and are based on the preliminary purchase price allocations and projected annual sales volumes. Changes to fair value estimates of PP&E and development costs, inventories and mill and leach stockpiles could result in significantly different amounts from those shown below. Additionally, inventories and mill and leach stockpiles are subject to lower of cost or market assessments, and significant declines in metals market prices could result in future impairment charges.

e = estimate. Please see cautionary statement.

2Q07 Operating Highlights

Operating Data	2Q06 Pro Forma	2Q07
Copper		
Consolidated Volumes *(mm lbs)* (1)	843	1,010
Average Realization *(per lb)* (2)	$2.44	$3.33
Net Unit Cash Cost *(per lb)*	$0.74	$0.53
Gold		
Consolidated Volumes *(000's ozs)*	311	913
Realization *(per oz)*	$612	$658
Molybdenum		
Consolidated Volumes *(mm lbs)* (1)	18	15
Realization *(per lb)*	$21.04	$24.83

Sales From Mines for 2Q by Region

North America


333
333
18
15
Cu
mm lbs
Mo
mm lbs
2Q06
2Q07
2Q06
2Q07

South America


290
343
29
28
Cu
mm lbs
Au
000's ozs
2Q06
2Q07
2Q06
2Q07

Indonesia


220
334
278
880
Cu
mm lbs
Au
000's ozs
2Q06
2Q07
2Q06
2Q07

Note: 2Q06 numbers are pro forma
(1) Excludes purchased products
(2) Includes impacts from PD's historical hedging of 80¢/lb in 2Q06 and 13¢/lb in 2Q07

2Q07 Unit Production Costs

Cu Au Mo

(per pound of copper)

Cash Unit Costs	North America	South America	Indonesia	Consolidated
Site Production & Delivery (1)	$1.46	$0.82	$1.14	$1.13
Royalties (1)	0.00	0.00	0.14	0.05
Treatment Charges	0.09	0.21	0.33	0.21
By-product Credits	(0.74)	(0.07)	(1.79)	(0.86)
Net Cash Unit Costs	$0.81	$0.96	$(0.18)	$0.53

(1) Profit sharing in South America included in production costs; severance taxes in North America included in production costs

Markets Overview


000's Metric Tons
2,000
1,750
1,500
1,250
1,000
750
500
250
0
Cents Per Pound
400
350
300
250
200
150
100
50
0
LME Copper Price
LME & COMEX Exchange Stocks*
Jan-99
Jul-99
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

London Gold Price *($/oz)*


$800
$700
$600
$500
$400
$300
$200
$100
$0
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06

Molybdenum Price* *($/lb)*


$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07

* Metals Week – Molybdenum Dealers Oxide Price

2007 Outlook

Cu Au Mo

- **Pro Forma Sales Outlook [1]:**
  - *Copper: 3.9 Billion lbs.*
  - *Gold: 2.1 Million ozs.*
  - *Molybdenum: 68 Million lbs.*
- **Modeled Operating Cash Flows [2]:**
  - *$6+ Billion for 2007*
  - *$3.2+ Billion in 2H07*
- **Capital Expenditures:** *~ $1.8 Billion for 2007*
- **Year-end Total Debt:** *~ $8.2 Billion, $6.5 Billion Net of Cash [3]*

(1) 2007e includes pre-acquisition sales of 505 mm lbs of copper, 22 k oz of gold and 17 mm lbs of molybdenum

(2) Assumes prices of $3.25/lb. Copper, $650/oz. Gold, and $25/lb. Molybdenum for the second half of 2007, each 20¢ change in copper in the second half would impact this estimate by approximately $300 MM, each $50/oz change in gold would have an approximate $10 MM impact, and each $2.00/lb change in molybdenum would have an approximate $30 MM impact.

(3) Assumes excess cash flows (above capital expenditures, minority interest distributions, common and preferred dividends and other cash requirements) are applied to debt reduction.

Note: Amounts are projections; see cautionary statement.

Modeled Year-end Total Debt

Aggressive Debt Repayment

(US$ billions)


Total Debt
$20
$15
$10
$5
$0
$17.6 (1)
$14.2
Net of Cash
$9.8
$7.7
Net of Cash
$8.2
$6.5
Net of Cash
At Time of Acquisition
6/30/07 (2)
12/31/07e (3)

(1) Pro Forma year-end 2006 total debt of $1.6 billion plus $16 billion in acquisition debt

(2) Includes $5.6 billion in paydown from proceeds associated with equity/convertible stock issuances in March 2007

(3) Based on modeled results. Assumes prices of $3.25/lb. Copper, $650/oz. Gold, and $25/lb. Molybdenum in second half of 2007. Assumes excess cash flows (above capital expenditures, minority interest distributions, common and preferred dividends and other cash requirements) are applied to debt reduction.

e = estimates. Please see cautionary statement.

Development Project Update
North America

Cu
Au
Mo



Morenci
Concentrate Leach Plant

Morenci Mill Restart & Concentrate Leach Plant

- **Mill is ramping up and expected to reach 54,000 t/d* capacity in 3Q07**
- **Start-up of Concentrate Leach Plant expected in 3Q07**
- **Adds 115MM lbs Cu/year aggregate and enhances cost profile**
- **~ $250MM project**

Safford Mine Development

- **Major new mine in Arizona**
- **Engineering and procurement complete with construction well advanced and 66% complete**
- **SX/EW facility start-up scheduled by early 2008; ramp-up in 1H08**
- **240MM lbs Cu/year**
- **~ $580MM project**



Safford
Crushing & Screening Plant Construction

NOTE: FCX has an 85% ownership interest in Morenci and a 100% interest in Safford
** short tons*

Development Project Update
South America

Cu Au Mo


Cerro Verde
Mill Expansion

Cerro Verde Sulfide Mill Expansion

- ~$900MM project completed in 4Q06
- Rates ramped up in 2Q; reached capacity of 108K t/d in June
- Full rates expected in 2H07
- Adds 430MM lbs/year aggregate

El Abra Sulfide

- Large sulfide mineral deposit underlying current oxide pit
- Environmental impact study submitted to Chilean Government
- Extends mine life thru 2021
- Adds 325MM lbs copper/year aggregate
- ~ $350MM project


El Abra
E-W Section
Original Topography
Current Pit
Oxide Final Pit
Sulfide Final Pit
Legend
Leached Capping
Oxide
Mixed Oxide
Chalcocite
Bornite
Chalcopyrite
Pyrite

NOTE: FCX has a 53.6% ownership interest in Cerro Verde and a 51% interest in El Abra

Development Project Update
Indonesia

Cu Au Mo

Underground Mine Development

- **DOZ Expansions**
  - Completed 50K Expansion in mid-2007; averaged 51K t/d in June
  - Further expansion to 80K
- **Completed 80% of tunneling (Common Infrastructure) required to reach Grasberg Block Cave**
- **Initiate mine development activities at Grasberg Block Cave in 1H08**
- **Big Gossan to reach full rates by year-end 2010 (aggregate copper of 135MM lbs/year and gold of 65K ozs/year)**

Mill Optimization

- **HPGRs – start-up completed; recovery enhancements**
- **Crusher Master Plan – target completion 1Q08; throughput enhancement**


DOZ 50K Expansion
Second Crusher


HPGRs
Mill Optimization

NOTE: FCX has a 90.64% ownership interest in Grasberg

Development Project Update
Democratic Republic of Congo

Cu Au Mo

Tenke Fungurume Mine Development

- Final Feasibility Study completed in 4Q06
- Construction activities are ramping up and excavation completed for crushing, mill, lime, acid plant and workshop facilities
- Completed agreement for electric power



Plant Site Earthworks



Construction Camp

- $650MM capital cost (aggregate)
- Initial production target 2009
- Aggregate annual production of 250MM lbs copper and 18MM lbs cobalt in first 10 years
- Reserves at 12/31/06: 103MM metric tons – 2.1% copper and 0.3% cobalt

NOTE: FCX has a 57.75% ownership interest in the Tenke Fungurume project

Copper Reserves & Mineralized Material

Cu Au Mo

Reserves*

(billion lbs of recoverable copper)

Mineralized Material**

(billion lbs of contained copper)

Sensitivity to Copper Price


94
69
107
146
$1.20
$1.50
$2.00

94 billion lbs

Potential for additional 69 to 146 billion lbs

* Consolidated copper reserves; 77.2 billion pounds net to FCX's interest. PT-FI's estimated recoverable reserves in 2006 were assessed using a copper price of $1.00 per pound and a gold price of $400 per ounce. PD's estimated recoverable reserves in 2006 were assessed using a long-term copper price of $1.05 per pound and a long-term molybdenum price of $5.00 per pound.

** Consolidated copper resources; Net to FCX's interest, copper resources total 61 billion pounds of copper at $1.20 copper price, 94 billion pounds at $1.50 copper, and 130 billion pounds at $2.00 copper and $10 per pound molybdenum. **Geologic resources (i.e. Mineralized Material) are not included in reserves. The geologic resources will not qualify as reserves until comprehensive studies establish their legal and economic feasibility. Accordingly, no assurance can be given that the estimated resources and mineralization will become proven and probable reserves.**

Cu Au Mo

Significant Exploration Potential

Papua, Indonesia

- Rights to 2.2 million acres
- Highly prospective exploration areas provide opportunities to continue to add to our long-lived reserves

Tenke Fungurume, Democratic Republic of Congo

- Believed to be largest undeveloped, high grade copper/cobalt project in the world today
- Less than half of 600-square-mile concession explored; cumulative strike length greater than 80 kilometers

Other

- Brownfield opportunities – existing operations
- Greenfield – global exploration activities


Pacific Ocean
Banda Sea
Arafura Sea
Grasberg
Papua, Indonesia
Papua New Guinea
Papua, Indonesia


Tenke Fungurume

Exploration Drives the Mine Plan

Cu Au Mo

Aggregate 2007e Exploration: ~$125 million


North America
Lone Star
& Morenci
35%
South America
12%
Africa
Tenke
Fungurume
& Kisanfu
24%
Australasia
& Other Areas
10%
Indonesia
Deep Grasberg,
Kucing Liar, &
other targets
outside
of Block A
19%

e = estimate. Please see cautionary statement.


Cu
Au
Mo

Sales Profile 2007e - 2009e

Copper Sales (billion lbs)


0
1
2
3
4
5
3.6
3.9
4.4
4.4
2006 Pro Forma
2007E Pro Forma*
2008E
2009E

Note: Consolidated copper sales include approximately 540 mm lbs in 2006, 675 mm lbs in 2007e, 740 mm lbs in 2008e and 800 mm lbs in 2009e for minority interest; excludes purchased copper.

* 2007e includes pre-acquisition sales of 505 mm lbs of copper, 22 k oz of gold and 17 mm lbs of molybdenum

Gold Sales (million ozs)


0
1
2
3
1.9
2.1
1.7
1.9
2006 Pro Forma
2007E Pro Forma*
2008E
2009E

Note: Consolidated gold sales include approximately 185 k oz in 2006, 215 k oz in 2007e, 160 k oz in 2008e and 185 k oz in 2009e for minority interest

Molybdenum Sales (million lbs)


0
20
40
60
80
100
68
68
77
80
2006 Pro Forma
2007E Pro Forma*
2008E
2009E

Note: Consolidated molybdenum sales include approximately 1.5 mm lbs in 2007e, 4 mm lbs in 2008e and 4 mm lbs in 2009e for minority interest; excludes purchased molybdenum

e = estimate. Please see cautionary statement.

2007 Quarterly Payable Metal Sales

Cu Au Mo

Copper Sales (million lbs)



1,200
900
600
300
0
1,026
1,010
900
925
1Q07 Pro Forma*
2Q07
3Q07E
4Q07E

Note: Consolidated copper sales include approximately 154 mm lbs in 1Q07, 164 mm lbs in 2Q07, 170 mm lbs in 3Q07e and 175 mm lbs in 4Q07e for minority interest; excludes purchased copper

* 1Q07 includes pre-acquisition sales of 505 mm lbs of copper, 22 k oz of gold and 17 mm lbs of molybdenum

Gold Sales (thousand ozs)



1,200
900
600
300
0
978
913
125
125
1Q07 Pro Forma*
2Q07
3Q07E
4Q07E

Note: Consolidated gold sales include approximately 94 k oz in 1Q07, 88 k oz in 2Q07, 20 k oz in 3Q07e and 20 k oz in 4Q07e for minority interest

Molybdenum Sales (million lbs)



25
20
15
10
5
0
19
15
16
18
1Q07 Pro Forma*
2Q07
3Q07E
4Q07E

e = estimate. Please see cautionary statement.

Pro Forma 2007e Sales and Unit Production Costs by Region

2007e Pro Forma Sales by Region


North America
1,325
Cu
mm lbs
68
Mo
mm lbs
South America
1,420
Cu
mm lbs
0.1
Au
mm ozs
Indonesia
1,115
Cu
mm lbs
2.0
Au
mm ozs

(per pound of copper)

Cash Unit Costs (1)	North America	South America	Indonesia	Consolidated
Site Production & Delivery (2)	$1.39	$0.85	$1.22	$1.15
Royalties (2)	-	-	0.11	0.03
Treatment Charges	0.09	0.19	0.35	0.20
By-product Credits	(0.64)	(0.14)	(1.24)	(0.63)
Net Cash Unit Costs	$0.84	$0.90	$0.44	$0.75

(1) Estimates assume average prices of $3.25/lb for copper, $650/oz for gold and $25/lb for molybdenum for the remainder of 2007. A $50/oz change in gold prices would impact consolidated net unit cash costs by less than 1¢/lb. A $2.00/lb change in molybdenum prices would impact consolidated net unit cash costs by approximately 1¢/lb. Represents full actual first half results, including PD's results prior to March 20, 2007. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(2) Profit sharing in South America included in production costs; severance taxes in North America included in production costs.

Note: Amounts for 2007 above are projections. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

Cu Au Mo

Average Annual EBITDA 2007-2009

($500 Gold & $15 Molybdenum)


(US$ billions)
$12
$10
$8
$6
$4
$2
$0
Cu $2.00/lb
Cu $2.50/lb
Cu $3.00/lb

Average Annual Operating Cash Flow 2007-2009

($500 Gold & $15 Molybdenum)


(US$ billions)
$6
$5
$4
$3
$2
$1
$0
Cu $2.00/lb
Cu $2.50/lb
Cu $3.00/lb

Note: Results include 1H07 actuals with prices as noted for 2H07 – 2009. On an annual basis, each $50/oz change in gold approximates $90 million to EBITDA and $50 million to operating cash flow; each $2.00/lb of molybdenum equates to $100 million to EBITDA and $80 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion, and amortization, and exclude purchase accounting impacts.

Sensitivity to Commodity Prices

Cu Au Mo

Change	Annual Financial Impact: EBITDA	Net Income	Operating Cash Flow
	(US$ millions)		
Copper: -/+ $0.20/lb	$800	$425	$500
Molybdenum: -/+ $2.00/lb	$100	$70	$80
Gold: -/+ $50/ounce	$90	$45	$50

Note: Annual financial impact based on estimated average annual sales for 2007-2009 and exclude purchase accounting impacts.

Capital Expenditures


(US$ billions)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Major Projects
All Other
$1.8
1.0
0.8
$1.5
0.8
0.7
$1.0
0.7
0.3
2007e*
2008e
2009e

** Includes PD expenditures beginning March 20, 2007*

Note: Includes capitalized interest. e = estimate. Please see cautionary statement.

Debt Maturities Pro Forma 6/30/07*



(US$ millions)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$212
$328
$312
$284
$386
$1,375
$27
$368
$6,497
New Senior Notes and PD Senior Notes
2007
2008
2009
2010
2011
2012
2013
2014
Thereafter
Credit Facilities
Public Debt
All Other Debt

* In July 2007, FCX established a new $2.45 billion Term Loan A and used the proceeds to repay fully amounts borrowed under its Term Loan B.

Significant Debt Reduction

Year-End Net Debt at Varying Copper Prices


(US$ billions)
Model Results Assuming Excess Cash Flows Applied to Debt Reduction
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$8.9
$6.9
$3.8
$0.6
3/31/07
'07-'09 Avg. Copper Price
Net Debt/'07-'09 Avg. EBITDA
$2.00
1.2x
$2.50
0.5x
$3.00
0.1x
Pro Forma YE 2009

Note: Results include 1H07 actuals with prices as noted for 2H07 – 2009. Sensitivity assumes $15 Molybdenum and $500 Gold; EBITDA equals operating income plus depreciation, depletion, and amortization and excludes purchase accounting impacts. For illustrative purposes only. Excludes potential asset sale proceeds or potential additional shareholder returns beyond existing regular dividend payment.

Financial Policy

Cu Au Mo

- FCX is Committed to Maintaining a Strong Financial Position
- Continuation of Positive Copper Markets is Expected to Provide Substantial Cash Flows
  - Investments in Projects With Attractive Returns
  - Debt Reduction
  - Shareholder Returns
- Committed to Long-Standing Tradition of Maximizing Value for Shareholders
- Financial Policy Reviewed on Ongoing Basis

Reference Slides



Grasberg Open Pit

July 2007


9N
8N
8E
6N
7S
8S
N

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2007e-2011e

Cu Au Mo


Copper, billion lbs
Gold, million ozs
2007e – 2011e PT-FI Share
Total: 6.1 billion lbs
Annual Average: 1.22 billion lbs
2007e – 2011e PT-FI Share
Total: 9.0 million ozs
Annual Average: 1.8 million ozs
1.1
2.0
1.3
1.6
1.1
1.8
1.5
2.2
1.1
1.4
2007e
2008e
2009e
2010e
2011e

e = estimate. Amounts are projections; see cautionary statement.

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

Mining Sequence in 2007

Copper Equivalent Cross Section

Cu Au Mo


A
B
Following a mine-out of the high-grade section of 6N in 1H07, 7S is the Primary Ore Pushback in 2007
8E
7S
End 2006
6N
1Q07
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2007

Copper Equivalent Cross Section


A
B
Following a mine-out of the high-grade section of 6N in 1H07, 7S is the Primary Ore Pushback in 2007
8E
7S
End 2006
6N
2Q07
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2007

Copper Equivalent Cross Section


A
B
Following a mine-out of 6N in 1H07,
7S is the Primary Ore Pushback in 2007
8E
7S
End
2006
3Q07
6N
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2007

Copper Equivalent Cross Section

Cu Au Mo


A
B
Following a mine-out of 6N in 1H07,
7S is the Primary Ore Pushback in 2007
8E
7S
End
2006
4Q07
6N
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2008

Copper Equivalent Cross Section


A
B
7S is the Primary Ore Pushback in 2008
8E
7S
End
2007
2008
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2009

Copper Equivalent Cross Section

Cu Au Mo


A
B
7S and 8E are the Primary Ore Pushbacks in 2009
8E
End
2008
7S
2009
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2010

Copper Equivalent Cross Section


A
B
8E is the Primary Ore Pushback in 2010
9N
End
2009
8E
2010
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2011

Copper Equivalent Cross Section



A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9N*
End 2010
8E
2011
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
* 9N is in ore north of this cross-section